Exhibit 10.4

September 1, 2004

Photronics, Inc.
15 Secor Road
Brookfield, Connecticut 06804

Re:  Credit Agreement

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of July 12, 2002 (as amended, the "Credit Agreement") among Photronics, Inc., a Connecticut corporation (the "Company"); each of the Borrowing Subsidiaries party thereto; each of the Lenders party thereto; and JPMorgan Chase Bank, as Administrative Agent.  All terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.

     Each of the Borrowers and the Lenders hereby agrees that:  (i) Section 6.06(b)(v) of the Credit Agreement is hereby amended to substitute "4 ¾% Subordinated Notes so long as the aggregate amount of Permitted Investments minus outstanding Loans equals or exceeds $140,000,000 after giving effect thereto" in place of "6% Subordinated Notes"; and (ii) Section 6.20 of the Credit Agreement is hereby amended to substitute", (b) for the fiscal year ending on October 31, 2004, $100,000,000 and (c)" in place of "and (b)".  In consideration of such amendments, the Company agrees to pay to the Administrative Agent on the date hereof a nonrefundable fee equal to $10,000 to be allocated among the Lenders pro rata based on their respective Commitments.

     The terms of this letter shall not operate as a waiver by the Administrative Agent, the Issuing Bank or any Lender of, or otherwise prejudice, the rights, remedies or powers of the Administrative Agent, the Issuing Bank or any Lender under the Credit Agreement, under any other Loan Document or under applicable law. Except as expressly provided herein:  (i) no terms and provisions of the Loan Documents are modified or changed by this letter; and (ii) the terms and provisions of the Loan Documents shall continue in full force and effect.

Very truly yours,
JPMORGAN CHASE BANK, individually and as
Administrative Agent

By:       /c/ David M. Nackley_____________________
Name:  David M. Nackley
Title:   Vice President

HSBC BANK USA

By:       /c/ John V. Raleigh______________________
Name:  John V. Raleigh
Title:    Vice President

THE BANK OF NEW YORK

By:       /c/ Christine T. Rio______________________
Name:  Christine T. Rio
Title:    Vice President

FLEET NATIONAL BANK

By:       /c/ Debra E. DaVecchio__________________
Name:  Debra E. DaVecchio
Title:    Managing Director

CITIZENS BANK OF MASSACHUSETTS

By:       /c/ Daniel G. Eastman______________________
Name:  Daniel G. Eastman
Title:    Senior Vice President

ACKNOWLEDGED AND AGREED:

PHOTRONICS, INC.,
a Connecticut corporation

By:       /c/ Sean T. Smith________________
Name:  Sean T. Smith
Title:    Vice President, Chief Financial Officer

PHOTRONICS (UK) LIMITED,
a United Kingdom corporation

By:       /c/ Sean T. Smith_________________
Name:  Sean T. Smith
Title:    Director

By:       /c/ Edwin L. Lewis_______________
Name:  Edwin L. Lewis
Title:    Director

PKL, LTD., a Korean corporation

By:       /c/ Sean T. Smith_________________
Name:  Sean T. Smith
Title:    Director

PHOTRONICS SEMICONDUCTOR MASK CORPORATION,
a Republic of China corporation

By:       /c/ Paul J. Fego___________________
Name:  Paul J. Fego
Title:    Director